                                                                     EXHIBIT 24


SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Williamson, State of West Virginia, on the 15th day
of February, 1996.                                                    ----




MATEWAN BANCSHARES, INC.
(Registrant)


By: /s/ Dan R. Moore
    --------------------------------
    Dan R. Moore
    Chairman of the Board, President
    and Chief Executive Officer



     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Dan R. Moore, James H. Harless and Lee M. Ellis, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution, and resubstitution, for him or her and in his or her name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, including any registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


Signature                         Title


/s/ Dan R. Moore                  Chairman of the Board of
------------------------------    Directors, President and
Dan R. Moore                      Chief Executive Officer
                                  (Principal Executive
                                  Officer)


/s/ Lee M. Ellis                  President and Chief
------------------------------    Financial Officer
Lee M. Ellis                      (Principal Financial
                                  Officer and Accounting Officer)


/s/ James H. Harless              Director
------------------------------
James H. Harless


/s/ Lafe P. Ward                  Director
------------------------------
Lafe P. Ward


------------------------------    Director
George A. Kostas


/s/ Betty Jo Moore                Director
------------------------------
Betty Jo Moore


------------------------------    Director
Frank E. Ellis


/s/ Amos J. Hatfield              Director
------------------------------
Amos J. Hatfield


------------------------------    Director
Sidney Young, Jr.


ABB0B593

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